UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2010 (Date of earliest event reported)
Eastern Light Capital, Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12941 (Commission File Number)	94-3240473 (IRS Employer Identification Number)

100 Pine Street Suite 560, San Francisco, CA (Address of principal executive offices)		94111 (Zip Code)
415-693-9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company has received an extension of time until February 11, 2011 to comply with Section 1003(b)(i)(C) of the NYSE Amex Company Guide.

Item 3.03. Material Modifications to Rights of Security Holders

The Company has scheduled a Special Shareholder's meeting for January 31, 2011 to approve an amendment to convert Preferred Shares into Common Shares.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eastern Light Capital, Incorporated dated December 20, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2010	EASTERN LIGHT CAPITAL, INCORPORATED By: /s/ Richard J. Wrensen Richard J. Wrensen Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eastern Light Capital, Incorporated dated December 20, 2010